UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. __)

Filed by the Registrant	Filed by a Party other than the Registrant
Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

TARGET CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
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Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Commencing on or after April 26, 2021, Target Corporation will send the following communication to shareholders with Target.com email addresses or who expressly consented to receive communications and vote by proxy via the Internet.

To Our Shareholders

At Target’s Annual Meeting of Shareholders to be held on June 9, 2021, owners of Target shares will vote on important matters, including the election of our Board of Directors. If you hold shares of Target stock, including shares owned through Target’s 401(k) Plan, you are strongly encouraged to participate in this important process by exercising your right to vote. To help inform your perspective, Target’s 2021 Proxy Statement includes details about items of business up for vote this year, as well as information related to executive compensation, corporate governance, and financial performance. Please remember to exercise your right to vote this year in conjunction with Target’s Annual Meeting of Shareholders.

Commencing on or after May 3, 2021, Target Corporation will send the following communication to certain shareholders in the Target 401(k) Plan for whom it has email addresses.

Subject: Target Corporation’s Annual Meeting of Shareholders – If You Have Not Already Voted, Exercise Your Right to Vote

If you have not already voted, exercise your right to vote

At Target’s Annual Meeting of Shareholders to be held on June 9, 2021, owners of Target shares will vote on important matters, including the election of our Board of Directors. If you hold shares of Target stock, including shares owned through Target’s 401(k) Plan, you are strongly encouraged to participate in this important process by exercising your right to vote.

To help inform your perspective, Target’s 2021 Proxy Statement includes details about items of business up for vote this year, as well as information related to executive compensation, corporate governance, and financial performance. You can either view the Proxy Statement online at www.proxyvote.com, or request a paper copy by calling 1-800-579-1639 or emailing sendmaterial@proxyvote.com.

If you have not already voted, please remember to exercise your right to vote this year in conjunction with Target’s Annual Meeting of Shareholders.

Voting process

Voting is easy and can be done online, by phone, or by mail. You will need your Control Number to vote, which was included in prior communications via email or physical mail (depending on your previously selected preferences). If you cannot locate your Control Number, call Investor Relations at (800) 775-3110 for assistance. All votes for shares held in the Target 401(k) Plan, regardless of voting method, must be received by 6:00 a.m. Eastern Daylight Time on June 7, 2021 to be counted.

Method
Instruction	● Go to www.proxyvote.com. ● Enter your Control Number. ● Follow instructions on the screen.	● Call 1-800-690-6903 ● Have the information noted for Internet voting, including your Control Number, available when you call. ● Follow the recorded instructions.
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Request written proxy materials, which will include a proxy card, by visiting www.proxyvote.com, dialing 1-800-579-1639 or emailing sendmaterial@proxyvote.com.

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Mark your selections on the proxy card.

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Date and sign your name exactly as it appears on the proxy card.

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Promptly mail the proxy card to Target Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-paid envelope is provided when you request written proxy materials.

Deadline

Internet and telephone voting are available 24 hours a day, seven days a week up to these deadlines:

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Participants in the Target 401(k) Plan — 6:00 a.m. Eastern Daylight Time on June 7, 2021.

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Other Registered Shareholders or Beneficial Owners — 11:59 p.m. Eastern Daylight Time on June 8, 2021.

Return promptly to ensure the proxy card is received before the date of the Annual Meeting or, for participants in the Target 401(k) Plan, by 6:00 a.m. Eastern Daylight Time on June 7, 2021.

Commencing on or after May 17, 2021, Target Corporation will send the following communication to certain Target team members.

Subject: A Reminder to Vote Your 401(k) Shares by Monday, June 7, 2021

If you have not already voted, exercise your right to vote

You may have received a separate reminder email already, but I am sending you a personal note encouraging you to vote your shares held in the Target 401(k) Plan. Time is running out! The Annual Meeting of Shareholders is Wednesday, June 9, 2021 and the deadline for voting is 6:00 a.m. Eastern Daylight Time on Monday, June 7, 2021.

I want to highlight that voting is very easy, as described below under "Voting process." To vote electronically at www.proxyvote.com, you’ll need your Control Number, which should have been received in an earlier communication. If you cannot locate your Control Number, you can call Investor Relations at (800) 775-3110 for assistance.

At Target’s Annual Meeting of Shareholders, owners of Target shares will vote on important business matters, including the election of our Board of Directors. To help inform your perspective, Target’s 2021 Proxy Statement includes details about items of business up for vote this year, as well as information related to executive compensation, corporate governance, and our recent financial performance. You can view our Proxy Statement online at www.proxyvote.com.

If you hold shares of Target stock, including shares owned through Target’s 401(k) Plan, I encourage you to participate in this important process by exercising your right to vote.

Voting process

Voting is easy and can be done online, by phone, or by mail. As I mentioned above, you will need your Control Number to vote, which was included in prior communications via email or physical mail (depending on your previously selected preferences). If you cannot locate your Control Number, call Investor Relations at (800) 775-3110 for assistance. All votes for shares held in the Target 401(k) Plan, regardless of voting method, must be received by 6:00 a.m. Eastern Daylight Time on June 7, 2021 to be counted.

Method
Instruction	● Go to www.proxyvote.com. ● Enter your Control Number. ● Follow instructions on the screen.	● Call 1-800-690-6903 ● Have the information noted for Internet voting, including your Control Number, available when you call. ● Follow the recorded instructions.
●

Request written proxy materials, which will include a proxy card, by visiting www.proxyvote.com, dialing 1-800-579-1639 or emailing sendmaterial@proxyvote.com.

●

Mark your selections on the proxy card.

●

Date and sign your name exactly as it appears on the proxy card.

●

Promptly mail the proxy card to Target Corporation, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. A postage-paid envelope is provided when you request written proxy materials.

Deadline

Internet and telephone voting are available 24 hours a day, seven days a week up to these deadlines:

●

Participants in the Target 401(k) Plan — 6:00 a.m. Eastern Daylight Time on June 7, 2021.

●

Other Registered Shareholders or Beneficial Owners — 11:59 p.m. Eastern Daylight Time on June 8, 2021.

Return promptly to ensure the proxy card is received before the date of the Annual Meeting or, for participants in the Target 401(k) Plan, by 6:00 a.m. Eastern Daylight Time on June 7, 2021.